EXHIBIT 99.2 3Q 2019 Earnings Conference Call October 28, 2019 1

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

Participants Jerry Norcia – President and CEO Peter Oleksiak – Senior Vice President and CFO Barbara Tuckfield – Director, Investor Relations 3

Delivering significant shareholder and customer value • Increasing 2019 operating EPS1 guidance • Providing 2020 operating EPS early outlook ‒ 7.5% growth over 2019 original guidance midpoint • Increasing dividend per share by 7% • Business update ‒ DTE Electric: announced commitment to net zero carbon emissions ‒ DTE Gas: progressing on infrastructure renewal investments ‒ GSP: accelerating growth platform with acquisition of high-quality midstream assets ‒ P&I: began operations at Wisconsin’s first combined RNG processing and interstate injection facility 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4

Accelerated near-term growth; sustaining growth from higher 2020 operating EPS1 early outlook Operating EPS • Delivering additional operating EPS growth from 2019 original guidance $6.61 ‒ Growing 2020 operating EPS 7.5% from 2019 original guidance $6.15 ‒ Executing on highly visible plan that delivers 5% – 7% operating EPS growth from higher 2020 early outlook through 2024 Yielding higher operating EPS growth 2019 Original Guidance 2020 Early Outlook ‒ Midpoint Midpoint from 2019 original guidance Providing incremental long-term value from 2019 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5

3Q 2019 operating earnings1 variance (millions, except EPS) 3Q 2018 3Q 2019 Change Primary Drivers DTE Electric $ 304 $ 307 $ 3 Rate implementation offset by rate base growth costs and cooler weather DTE Gas (28) (38) (10) Rate base growth costs and higher O&M offset by rate implementation Transition from AFUDC earnings at NEXUS and Gas Storage & Pipelines 64 60 (4) return to normal volumes across other platforms Power & Industrial Projects 63 49 (14) REF tax equity transactions in 4Q 2018 Energy Trading 15 18 3 Higher power portfolio earnings Corporate & Other (30) (45) (15) Timing of taxes DTE Energy $ 388 $ 351 $ (37) Operating EPS $ 2.13 $ 1.91 $(0.22) Avg. Shares Outstanding 182 184 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 6

Increasing 2019 operating earnings1 guidance (millions, except EPS) 2019 Current 2019 Revised Guidance Guidance DTE Electric $703 - $717 $705 - $719 DTE Gas 175 - 183 175 - 183 Gas Storage & Pipelines 208 - 218 208 - 218 Power & Industrial Projects 119 - 134 125 - 135 Energy Trading 15 - 25 20 - 30 Corporate & Other (112) - (102) (112) - (102) DTE Energy $1,108 - $1,175 $1,121 - $1,183 Operating EPS $6.02 - $6.38 $6.06 - $6.40 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7

5% – 7% operating EPS1 growth from higher 2020 outlook (millions, except EPS) 2019 Original 2020 Guidance Early Outlook DTE Electric $698 - $712 $759 - $773 DTE Gas 171 - 179 185 - 193 Gas Storage & Pipelines 208 - 218 277 - 293 Power & Industrial Projects 119 - 134 133 - 148 Energy Trading 15 - 25 15 - 25 Corporate & Other (112) - (102) (122) - (132) DTE Energy $1,099 - $1,166 $1,247 - $1,300 Operating EPS $5.97 - $6.33 $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 8

2020 operating earnings1 early outlook for utilities shows material growth from 2019 original guidance (millions) DTE Electric Operating Earnings DTE Gas Operating Earnings $766 $189 $175 $705 2019 Original Guidance 2020 Early Outlook 2019 Original Guidance 2020 Early Outlook Midpoint Midpoint Midpoint Midpoint • Grows 8.7% from 2019 original guidance • Grows 8.0% from 2019 original guidance • Includes growth from distribution and cleaner • Includes growth from continued accelerated generation investments main renewal and other infrastructure improvements 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9

2020 operating earnings1 early outlook for non-utilities shows material growth from 2019 original guidance (millions) GSP Operating Earnings P&I Operating Earnings $285 $141 $213 $127 2019 Original Guidance 2020 Early Outlook 2019 Original Guidance 2020 Early Outlook Midpoint Midpoint Midpoint Midpoint • Includes near-term acceleration of midstream • Earnings increase driven by new RNG and growth cogeneration projects ‒ Accelerates significant earnings growth into • Includes sunset of 2009 vintage REF earnings 2020 from Blue Union and LEAP acquisition offset by earnings from recently acquired REF units 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10

Maintaining strong cash flow and balance sheet • Issuing $500 million in 20193 ‒ $300 million of acquisition equity financing ‒ $200 million with internal mechanisms • Issuing $1.5 – $2.0 billion of equity in 2020 – 2022 including convertible equity units ‒ $300 million of equity in 2020 using internal mechanisms • Updating 2019 cash and capital guidance • $1.7 billion of available liquidity at end of 3Q 2019 • Maintaining strong investment-grade credit rating Targeting 18% FFO1/Debt2 1. FFO (Funds from operations) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior 11 subordinated notes and 100% of the convertible equity units as equity 3. Excludes $675 million of convertible equity units

On track to continue delivering strong results for customers and shareholders 1 • Increasing 2019 operating EPS guidance Total Shareholder Return2 • On track to beat original guidance for 11th consecutive year 451% • Providing early outlook for 2020 operating EPS ‒ 7.5% growth from 2019 original guidance • Increasing dividend per share by 7% • Driving utility growth through infrastructure investments 106% • Continuing strategic and sustainable 56% growth in non-utility businesses Targeting 5% – 7% operating EPS 3-YR 5-YR 10-YR growth from 2020 early outlook S&P 500 Utilities DTE 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12 2. Source: Bloomberg as of 9/30/2019

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 13

Appendix 14

Weather and DTE Electric weather normal sales Cooling degree days – DTE Electric service territory Heating degree days – DTE Gas service territory 3Q 2018 3Q 2019 % change 3Q 2018 3Q 2019 % change Actuals 822 702 (15%) Actuals 88 57 ( 35% ) Normal 580 580 0% Normal 118 121 3% Deviation from normal 42% 21% Deviation from normal (25%) (53%) YTD 2018 YTD 2019 % change YTD 2018 YTD 2019 % change Actuals 1,145 852 (26%) Actuals 4,135 4,336 5% Normal 795 795 0% Normal 4,143 4,143 0% Deviation from normal 44% 7% Deviation from normal 0% 5% Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Variance from normal weather Variance from normal weather (millions, after-tax) 3Q YTD (millions, after-tax) 3Q YTD 2018 $66 $97 2018 $0 $2 2019 $34 $27 2019 ($2) $10 (per share) 3Q YTD (per share) 3Q YTD 2018 $0.36 $0.53 2018 $0.00 $0.01 2019 $0.18 $0.14 2019 ($0.01) $0.06 Weather normal sales – DTE Electric service area (GWh) YTD 2018 YTD 2019 % change Residential 11,433 11,342 (0.8%) Business & Other1 24,476 23,986 (2.0%) TOTAL SALES 35,909 35,328 (1.6%) 1. Includes choice of 3,573 YTD 2018 and 3,494 YTD 2019 15

Cash flow and capital expenditures actuals Cash Flow Capital Expenditures (billions) (millions) YTD 2018 YTD 2019 YTD 2018 YTD 2019 DTE Electric Cash From Operations1 $2.0 $1.9 Base Infrastructure $630 $524 Capital Expenditures (2.3) (2.8) New Generation 81 384 Free Cash Flow ($0.3) ($0.9) Distribution Infrastructure 529 699 $1,240 $1,607 Other - (0.1) DTE Gas Base Infrastructure $176 $179 Dividends (0.5) (0.5) NEXUS Related 18 - Net Cash ($0.8) ($1.5) Main Renewal 128 196 $322 $375 Debt Financing2 Non-Utility $784 $853 Issuances $1.4 $1.5 Redemptions (0.6) - Total $2,346 $2,835 Change in Debt $0.8 $1.5 1. Includes $0.25 billion and $0.2 billion of equity issued for employee benefit programs YTD 2018 and YTD 2019, respectively 16 2. Excludes the remarketing of $0.675 billion of securities related to the Link acquisition

Updating 2019 cash flow and capital expenditures guidance Cash Flow Capital Expenditures (billions) (millions) Prior Revised Prior Revised Guidance Guidance Guidance Guidance Cash From Operations1 $2.4 $2.7 DTE Electric Capital Expenditures (3.9) (5.9) Base Infrastructure $820 $820 Free Cash Flow ($1.5) ($3.2) New Generation 490 490 Distribution Infrastructure 890 890 $2,200 $2,200 Dividends (0.7) (0.7) Net Cash ($2.2) ($3.9) DTE Gas Base Infrastructure $270 $270 Debt Financing2 Main Renewal 240 240 Issuances $2.3 $3.7 $510 $510 Redemptions (0.8) (0.8) Change in Debt $1.5 $2.9 Non-Utility $900-$1,200 $3,100-$3,300 Equity Financing Total $3,610-$3,910 $5,810-$6,010 Issuances3 $0.7 $1.0 1. Includes $0.25 billion and $0.2 billion of equity issued for employee benefit programs in 2019 prior guidance and 2019 revised guidance, respectively 2. Excludes the remarketing of $0.675 billion of securities related to the Link acquisition and includes $1.95 billion related to the Blue Union/LEAP acquisition 17 3. Includes $0.675 billion issued in connection with the equity units related to the Link acquisition and $0.3 billion issued in connection with the equity related to the Blue Union/LEAP acquisition

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case – order received • General rate case – order received May 2019 (U-20162) September 2018 (U-18999) – Effective: May 2019 – Effective: October 2018 – Rate recovery: $273 million – Rate recovery: $47 million – ROE: 10.0% – ROE: 10.0% – Capital structure: 50% debt, 50% equity – Capital structure: 48% debt, 52% equity – Rate base: $17 billion – Rate base: $4.2 billion • General rate case – filed July 2019 (U-20561) • Anticipated rate case filing 4Q 2019 – Effective: May 2020 – Rate recovery: $351 million – ROE: 10.5% – Capital structure: 50% debt, 50% equity – Rate base: $18.3 billion • Filed Integrated Resource Plan – March 2019 (U-20471) – PFD expected late 2019 – Order expected early 2020 18

3Q and YTD Energy Trading reconciliation of operating earnings1 to economic net income (millions) 3Q 2018 2019 • Economic net income equals economic gross margin3 minus O&M expenses and taxes Operating Earnings $15 $18 Accounting Adjustments2 3 (8) • DTE Energy management uses economic net income as one of the performance measures Economic Net Income $18 $10 for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review YTD performance against financial targets and 2018 2019 budget Operating Earnings $24 $21 Accounting Adjustments2 17 7 Economic Net Income $41 $28 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for 19 unrealized marked-to-market changes of certain derivative contracts 3. Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility B) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cut and Jobs Act 2017 – recorded in Income Tax Expense C) Asset impairment at a renewable power generating facility – recorded in Operating Expenses – Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended 20 September 30, 2019 and 27% for the three months ended September 30, 2018

Reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility B) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cut and Jobs Act 2017 – recorded in Income Tax Expense C) Asset impairment at a renewable power generating facility – recorded in Operating Expenses – Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the three months ended September 30, 2019 and 27% for the three months ended September 30, 2018 21 Note: Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 22